Exhibit 10.15(d)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 14th day of May 2021 by and between SILICON VALLEY BANK, a California corporation (“Bank”) and OWLET BABY CARE INC., a Delaware corporation (“Borrower”).

Recitals

A.
Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of April 22, 2020, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of April 23, 2020, but effective as of April 22, 2020, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of September 22, 2020, and as further amended by that certain Default Waiver, Consent, and Third Amendment to Second Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of March 10, 2021 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.
Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.
Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.
Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions.  Capitalized terms used but not defined in this Amendment, including its preamble and recitals, shall have the meanings given to them in the Loan Agreement.

2.
Amendments to Loan Agreement.

2.1
Section 6.2 (Financial Statements, Reports, Certificates).  Section 6.2(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b)
(i) within thirty (30) days after the last day of each month, (A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (C) monthly reconciliations of accounts receivable agings (aged by invoice date), sell through report, Deferred Revenue report, and general ledger; (ii) within seven (7) days after the last day of each month, monthly perpetual inventory reports for Inventory valued on an average cost basis at the lower of cost or market (in accordance with GAAP), or such other inventory reports as are requested by Bank in its good faith business judgment; and (iii) (A) prior to the Qualifying Liquidity Event Date, no later than Friday of each week, and (B) on and after the Qualifying Liquidity Event Date, within seven (7) days after the last day of each month, Inventory transaction report;

2.2
Section 6.3 (Accounts Receivable). Section 6.3(c) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(c)
Collection of Accounts.  Borrower shall direct Account Debtors to deliver or transmit all proceeds of Accounts into a lockbox account, or via electronic capture into a “blocked account” as specified by Bank (either such account, the “Cash Collateral Account”).  Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to the Cash Collateral Account.  Subject to Bank’s right to maintain a reserve pursuant to Section 6.3(d), all amounts received in the Cash Collateral Account shall be applied to immediately reduce the Obligations under the Revolving Line (unless Bank, in its sole discretion, at times when an Event of Default exists, elects not to so apply such amounts).  Borrower hereby authorizes Bank to transfer to the Cash Collateral Account any amounts that Bank reasonably determines are proceeds of the Accounts (provided that Bank is under no obligation to do so and this allowance shall in no event relieve Borrower of its obligations hereunder).

2.3
Section 6.9 (Financial Covenants).  Section 6.9 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

6.9         Financial Covenants.  Borrower shall:

(a)
Minimum Liquidity.  Commencing with the month ending March 31, 2021, maintain Liquidity (tested by Bank as of the last day of each month) of at least [***].

(b)
Qualifying Liquidity Event. Complete a Qualifying Liquidity Event on or before July 31, 2021.

(c)
2021 EBITDA Covenant.  Commencing with the month ending July 31, 2021, and as of the last day of each month thereafter, Borrower shall maintain total cumulative EBITDA on a fiscal year-to-date basis in amounts determined by Bank in its good faith business discretion based on Borrower’s annual financial projections approved by the Board for the 2021 fiscal year and delivered to Bank pursuant to Section 6.2(e) (the “2021 EBITDA Covenant”).  Borrower’s failure to reach an agreement with Bank on the 2021 EBITDA Covenant and to execute and deliver to Bank an amendment to this Agreement which provides the terms for the 2021 EBITDA Covenant by no later than August 15, 2021 shall constitute an immediate Event of Default under this Agreement.

2.4
Section 13 (Definitions).  The following term and its definition set forth in Section 13.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Qualifying Liquidity Event Date” means the date, which shall be not later than July 31, 2021, that Bank has received evidence to its reasonable satisfaction that Borrower has completed a Qualifying Liquidity Event.

2.5
Compliance Statement.  The Compliance Statement attached to the Loan Agreement as Exhibit B is hereby replaced in its entirety with the Compliance Statement attached hereto as Exhibit B.  From and after the date hereof, all references in the Loan Agreement to the Compliance Statement shall be deemed to refer to the Compliance Statement in the form attached hereto as Exhibit B.

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3.
Limitation of Amendments.

3.1
The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3
In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.
Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3
The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

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4.7
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.
Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, in all material respects, the disclosures contained in a certain Perfection Certificate dated as of April 22, 2020, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed as of the date hereof, except as set forth in Schedule A attached hereto.

6.
Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.
Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.
Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) the due execution and delivery to Bank of that certain Addendum to Intellectual Property Security Agreement by each party thereto (the “IP Addendum”).

9.
Bank Expenses.  Borrower shall pay all of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Agreement and the IP Addendum.

10.
Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

OWLET BABY CARE INC.

By:	/s/ Michael Abbott
Name: Michael Abbott
Title: President

BANK:

SILICON VALLEY BANK

By:	/s/ Jordan Rigberg
Name: Jordan Rigberg
Title: Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Loan and Security Agreement]

EXHIBIT B
COMPLIANCE STATEMENT

TO:	SILICON VALLEY BANK	Date:
FROM:	OWLET BABY CARE INC.

Under the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below.  Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this Compliance Statement is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Statement	Monthly within 30 days of month end	Yes No
Annual financial statements (CPA Audited)	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings; Sell Through Report; Deferred Revenue Report; General Ledger	Monthly within 30 days of month end	Yes No
Borrowing Base Statements; A/R Ledger Aging Report	Friday of each week* / monthly within 7 days of month end; and on each Advance request	Yes No
Inventory Report	Monthly within 7 days of month end	Yes No
Inventory Transaction Report	Friday of each week* /monthly within 7 days of month end;	Yes No
409(a) valuation report	Within 30 days after completion	Yes No
Annual budget and board-approved projections	The earlier of (a) January 31 of each year or (b) 15 days after Board approval	Yes No
Copies of Statements for [***]	Monthly within 30 days of month end	Yes No
*Prior to the Qualifying Liquidity Event Date; otherwise monthly within 7 days of month end

The following Intellectual Property not previously disclosed to Bank was registered after the Effective Date (if no registrations, state “None”)

Exhibit B-1

Financial Covenant	Required	Actual	Complies

Minimum Liquidity	[***]	$_______	Yes No
Qualifying Liquidity Event	No later than 07/31/2021	__/__/202__	Yes No

Streamline Period Eligibility and Performance Pricing
Liquidity	Streamline Period	Interest Rate for Advances	Applies
Liquidity > $7,000,000	Yes	Greater of (i) Prime + 0.75% or (ii) 5.50%	Yes No
Liquidity < $7,000,000	No	Greater of (i) Prime + 1.25% or (ii) 6.00%	Yes No

The following financial covenant analyses, streamline period eligibility analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Compliance Statement.

The following are the exceptions with respect to the statements above:  (If no exceptions exist, state “No exceptions to note.”)

Exhibit B-2

Schedule 1 to Compliance Statement

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:

I.	Minimum Liquidity (Section 6.9(a))

Required: ≥ [***]

Actual:	$

A.	Aggregate amount of unrestricted and unencumbered cash held at such time by Borrower in accounts maintained with Bank or its affiliates	$
B.	The lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base	$
C.	The outstanding principal balance of any Advances	$
D.	Availability Amount (Line B minus Line C)	$
E.	Liquidity (line A plus line D)

Is line E equal to or greater than [***] for the applicable month end?

                 No, not in compliance with Section 6.9(a)                       Yes, in compliance with Section 6.9(a)

Schedule I to Exhibit B

Streamline Period Eligibility

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Liquidity (definition of Streamline Period in Section 13.1)

Required: ≥$7,000,000

Actual:	$

A.	Aggregate amount of unrestricted and unencumbered cash held at such time by Borrower in accounts maintained with Bank or its affiliates	$
B.	The lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base	$
C.	The outstanding principal balance of any Advances	$
D.	Availability Amount (Line B minus Line C)	$
E.	Liquidity (line A plus line D)

Is line E equal to or greater than $7,000,000?

                 No, Streamline Period is not in effect                       Yes, Streamline Period is in effect

Schedule I to Exhibit B

SCHEDULE A
UPDATES TO PERFECTION CERTIFICATE

[see attached]

Schedule A